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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 17, 1998

                           HOST MARRIOTT CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-19923               52-2095412
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 (STATE OR OTHER JURISDICTION    (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION OF        FILE NUMBER)         IDENTIFICATION NO.)
         ORGANIZATION)

10400 FERNWOOD ROAD, BETHESDA, MARYLAND                                  20817
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 380-9000

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Item 5

Host Marriott Corporation's wholly owned subsidiary, HMH Properties, Inc., filed a prospectus supplement with the Securities & Exchange Commission on July 17, 1998 with respect to the Company's public offering of $1.4 billion of senior notes. The Company believes this information is material to its investors and therefore is filing the prospectus supplement as an exhibit to this Form 8-K.

Item 7  Financial Statements and Exhibits

        (c)  Exhibits

        99.1   Prospectus Supplement for $1,400,000 of Senior Notes

Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 28, 1998                           Host Marriott Corporation

                                        /s/ Donald D. Olinger
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                                        Donald D. Olinger
                                        Senior Vice President and
                                        Corporate Controller